Exhibit 99.(14)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 24, 2009, relating to the financial statements and financial highlights which appears in the December 31, 2008 Annual Report to Shareholders of U.S. Equity Flex II Portfolio, a portfolio of the Credit Suisse Trust, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Management of Each Portfolio”, “Financial Highlights of the Acquiring Portfolio”, “Independent Registered Public Accounting Firm”, and “Form of Agreement and Plan of Reorganization - Exhibit A” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 24, 2009, relating to the financial statements and financial highlights which appears in the December 31, 2008 Annual Report to Shareholders of U.S. Equity Flex III Portfolio, a portfolio of the Credit Suisse Trust, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Management of Each Portfolio”, “Financial Highlights of the Acquiring Portfolio”, “Independent Registered Public Accounting Firm”, and “Form of Agreement and Plan of Reorganization - Exhibit A” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 24, 2009, relating to the financial statements and financial highlights which appears in the December 31, 2008 Annual Report to Shareholders of U.S. Equity Flex IV Portfolio, a portfolio of the Credit Suisse Trust, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Management of Each Portfolio”, “Financial Highlights of the Acquiring Portfolio”, “Independent Registered Public Accounting Firm”, and “Form of Agreement and Plan of Reorganization - Exhibit A” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2009